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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K


[X] CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
    ACT OF 1934


                        Date of Report: December 6, 2002


                          Commission File Number 1-3634

                             CONE MILLS CORPORATION
             (Exact name of registrant as specified in its charter)


       North Carolina                                   56-0367025
       --------------                                   ----------
(State or other jurisdiction)               (I.R.S. Employer Identification No.)


804 Green Valley Road, Suite 300, Greensboro, N.C.         27408
--------------------------------------------------         -----
(Address of principal executive offices)                 (Zip Code)


Registrant's  telephone  number,  including  area code: 336-379-6220












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                                     PART II


Item 5.  Other Events

Cone Mills Corporation, on December 2, 2002, amended agreements with its lenders extending the maturity date of its existing Revolving Credit Facility and Senior Note obligation through May 30, 2003. The Revolving Credit Facility commitment is $58 million and the outstanding balance of the Senior Note is $22 million. As of the date of closing, the company had availability under its credit facility in excess of $30 million.

The amended agreements provide that the company will present a recapitalization proposal to its lenders by January 22, 2003. The company was unable to reach an agreement with its lenders to defer the exercise date of certain equity appreciation rights. These rights entitle the lenders, upon giving of notice, to receive a payment of the greater of $1 million or 10% of the market value of Cone's outstanding common stock if the company has not refinanced the Revolving Credit Facility and Senior Note by January 15, 2003, which will not have occurred by that date. The lenders indicated that they have not made a decision on whether to seek to exercise their rights after January 15, 2003, pending a review of the proposed recapitalization plan. The company will recognize a charge in its first quarter 2003 income statement for these rights if they are exercised or it is deemed probable that the rights will be exercised as part of the recapitalization plan.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

4.2.23 Amendment of 1992 Note Agreement dated as of December 2, 2002, by and among the Registrant and The Prudential Insurance Company of America.

4.3.10 Amendment No. 10 to Credit Agreement dated as of December 2, 2002, by and among the Registrant, as Borrower, Bank of America, N.A., Each of the Lenders Signatory Thereto, and Bank of America, N.A., as Agent.


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                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          CONE MILLS CORPORATION
                                          (Registrant)




Date:    December 6, 2002                 /s/Gary L. Smith
                                          Gary L. Smith
                                          Executive Vice President and
                                          Chief Financial Officer


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Exhibit
  No.                 Description

4.2.23 Amendment of 1992 Note Agreement dated as of December 2, 2002, by and among the Registrant and The Prudential Insurance Company of America.

4.3.10 Amendment No. 10 to Credit Agreement dated as of December 2, 2002, by and among the Registrant, as Borrower, Bank of America, N.A., Each of the Lenders Signatory Thereto, and Bank of America, N.A., as Agent.